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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2002

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-37550 (Commission File Number)	36-4396302 (I.R.S. Employer Identification Number)

4150 Technology Way, Carson City, Nevada (Address of principal executive offices)	89706 (Zip Code)

(702) 885-1200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.    Other Events

        The registrant is filing term sheets relating to the offering by Harley-Davidson Motorcycle Trust 2002-2 of its Harley-Davidson Motorcycle Contract Backed Notes under Item 7(c).

        The Harley-Davidson Motorcycle Contract Backed Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (collectively, the "Prospectus") which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. Any statement or information contained in the term sheets may be modified or superseded by subsequent materials or information contained in the Prospectus.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements:    None

  (b)
  Pro Forma Financial Information:    None

  (c)
  Exhibits:

Exhibit No.	Description
99.1	Term Sheets

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
	By:	/s/ PERRY A. GLASSGOW Perry A. Glassgow Treasurer
August 9, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Term Sheets

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SIGNATURE
EXHIBIT INDEX